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                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of July 24, 1997, by and among WavePhore, Inc., an Indiana corporation (the "Company"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as a "Purchaser" and, collectively, as the "Purchasers".

         The Company wishes to sell to each Purchaser, and each Purchaser wishes to buy, on the terms and subject to the conditions set forth in this Agreement,
(i) the number of shares (the "Preferred Shares") of the Company's Series C Convertible Preferred Stock (the "Preferred Stock") set forth next to such Purchaser's name on the signature pages hereof and (ii) a Warrant in the form of Exhibit A hereto (a "Warrant" and, when taken together with all of the warrants issued to the other Purchasers hereunder, the "Warrants") entitling the holder thereof to purchase the number of shares (the "Warrant Shares") of Common Stock (as defined below) set forth next to such Purchaser's name on the signature pages hereof. The Preferred Shares are convertible into shares (the "Conversion Shares") of the Company's Common Stock (the "Common Stock") pursuant to the terms of Articles of Amendment to the Company's Articles of Incorporation, the form of which is attached hereto as Exhibit B (the "Articles of Amendment"). The Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares, together with the Dividend Payment Shares (as defined in the Articles of Amendment) and any other shares of Common Stock issuable pursuant to the terms of the Articles of Amendment (the "Issuable Securities"), are collectively referred to herein as the "Securities".

         The Company has agreed to effect the registration of the Conversion Shares, the Warrant Shares and the Issuable Securities under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement of even date herewith between the Company and the Purchasers (the "Registration Rights Agreement"). The sale of the Preferred Shares and the Warrants by the Company to the Purchasers will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act.

         The Company and the Purchasers hereby agree as follows:

1.       PURCHASE AND SALE OF PREFERRED SHARES.

         1.1 Agreement to Purchase and Sell. Upon the terms and subject to the satisfaction of the conditions set forth herein, the Company agrees to sell at the Closing (as defined below), and each Purchaser agrees to purchase, (i) the number of Preferred Shares set forth below such Purchaser's name on the signature pages hereof and (ii) a Warrant entitling the holder thereof to purchase the number of Warrant Shares set forth below such Purchaser's name on the signature pages hereof, at a purchase price for such Preferred Shares and Warrant equal to one thousand dollars ($1,000) times the number of Preferred Shares purchased by such Purchaser (the "Purchase


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Price"). It is anticipated that the aggregate purchase price to be paid by the
Purchasers for all of the Preferred Shares and Warrants issued pursuant to this Agreement (the "Aggregate Purchase Price") will be twenty-four million dollars ($24,000,000).

         1.2 Closing. Subject to the satisfaction of the conditions set forth herein, the closing of the purchase and sale of the Preferred Shares and the Warrants (the "Closing") will be deemed to occur when this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and each Purchaser, and full payment of the Purchase Price has been made by each Purchaser by wire transfer of immediately available funds to an escrow account established for use in connection with the Closing against delivery by the Company of duly executed certificates to each Purchaser representing the Preferred Shares and the Warrant purchased by such Purchaser hereunder. The date on which the Closing is deemed to occur is referred to herein as the "Closing Date".

         1.3 Certain Definitions. When used herein, (A) "business day" shall mean any day on which the New York Stock Exchange and commercial banks in the city of New York are open for business, (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party and (C) "control" shall mean, with respect to an entity, the ability to direct the business, operations or management of such entity, whether through an equity interest therein or otherwise.

2.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

         Each Purchaser, solely with respect to it, hereby makes the following representations and warranties to the Company and agrees with the Company that, as of the date of this Agreement and as of the Closing Date:

         2.1 Authorization; Enforceability. Such Purchaser is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Preferred Shares and the Warrant and to execute and deliver this Agreement. This Agreement constitutes such Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         2.2 Accredited Investor; Investment Intent. Such Purchaser is an accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Preferred Shares and the Warrant solely for its own account for investment purposes as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however that in making such representation, such Purchaser does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this

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Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

         2.3 Information. The Company has provided such Purchaser with a Confidential Private Placement Memorandum, dated July 18, 1997 (including the Exhibits attached thereto, the "Memorandum"), containing information regarding the business, operations and financial condition of the Company, and has granted to such Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares and the Warrant hereunder. Neither such information nor any other investigation conducted by such Purchaser or any of its representatives shall modify, amend or otherwise affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

         2.4 Limitations on Disposition. Such Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom. Such Purchaser agrees not to sell, transfer or otherwise dispose of the Securities unless and until:

                  (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (i) such Purchaser shall have notified the Company in advance of the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel (the cost of which shall be borne by such Purchaser), reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act. It is agreed that no opinion of counsel will be required for the transfer of the Securities to an affiliate of such Purchaser or with respect to a sale thereof made pursuant to Rule 144 under the Securities Act ("Rule 144").

         2.5 Legend. Such Purchaser understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer, sale or disposition. Such securities are issued subject to the provisions of (i) the Articles of Incorporation of WavePhore, Inc. (the "Company"), as amended, (ii) a Securities Purchase Agreement, dated July 24 1997, by and between the Company and the purchasers named therein, and (iii) a Registration

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                  Rights Agreement, dated July 24, 1997, by and between the
                  Company and such purchasers."

                  Notwithstanding the foregoing, it is agreed that, as long as the resale of the Conversion Shares, the Warrant Shares or the Issuable Securities, as the case may be, is registered pursuant to an effective registration statement or such shares are eligible for resale under Rule 144(k),
(A) the Conversion Shares shall be issued upon a conversion of the Preferred Shares pursuant to the terms of the Articles of Amendment, or in payment of a dividend thereon, (B) the Warrant Shares shall be issued upon an exercise of the Warrant pursuant to the terms thereof, and (C) the Issuable Securities shall be issued in accordance with the terms of the Articles of Amendment, in each such case without any legend or other restrictive language. The legend set forth above shall be removed and the Company shall issue a new certificate without such legend to the holder of any Security upon which it is stamped if (i) the sale of such Security is registered under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the cost of which shall be borne by such holder) to the effect that such Security can be sold publicly without registration under the Securities Act, (iii) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 without any restriction as to the number of shares of or represented by such Security that can then be immediately resold or (iv) such Security has been sold pursuant to Rule 144.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby makes the following representations and warranties to each Purchaser and agrees with such Purchaser that, as of the date of this Agreement and as of the Closing Date:

         3.1 Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. The term "subsidiaries" shall mean entities in which the Company has an equity interest of 50% or greater.

         3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration Rights Agreement and (iii) all other agreements, documents, certificates or other instruments delivered by the Company at the Closing (the instruments described in (i), (ii) and (iii) being collectively referred to herein as the "Transaction Documents"), to execute and perform its obligations under the Articles of Amendment, to execute and perform its obligations under the Warrant, to issue and sell the Preferred Shares and the Warrants to such Purchaser in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the Articles of Amendment, to issue the Warrant Shares upon exercise of the

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Warrants and to issue the Issuable Securities in accordance with the Articles of
Amendment. All corporate action on the part of the Company by its officers, directors and shareholders necessary for (A) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents, (B) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Articles of Amendment, and (C) the authorization and execution, and the performance by the Company of its obligations under, the Warrant have been taken, and no further consent or authorization of the Company, its Board of Directors, its shareholders, any governmental agency or organization, or any other person or entity is required (other than any consent of such shareholders that may be required pursuant to Rule 4460 promulgated by the National Association of Securities Dealers, Inc. (the "NASD") and, with respect to the Registration Rights Agreement, applicable securities authorities).

         3.3 Enforcement. The Transaction Documents, the Articles of Amendment and the Warrant constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         3.4 Disclosure Documents; Material Agreements; Other Information. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1996, (ii) a Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, (iii) all Current Reports on Form 8-K required to be filed with the Commission since December 31, 1996 and (iv) the Company's definitive Proxy Statement for its 1997 Annual Meeting of Shareholders (collectively with the Memorandum, the "Disclosure Documents"). The Company is not aware of any event occurring on or prior to the Closing (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing, other than to amend its Form 8-K, filed with the Commission on June 12, 1997, to include certain historical and pro forma financial information relating to the acquisition described therein (the "Paracel Online Acquisition"). Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as described on Schedule 3.4 hereto, all material agreements required to be filed as exhibits to the Disclosure Documents have been filed as required; neither the Company nor any of its subsidiaries is in breach of any agreement where such breach is reasonably likely to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. The information provided to such Purchaser as described in paragraph 2.3 above does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Memorandum does not contain any material, non-public information. Except as set forth in the Disclosure Documents or any schedule or exhibit attached hereto, the Company has no liabilities, contingent or otherwise,

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other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

         3.5 Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock and the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants in full is set forth on Schedule 3.5 hereto. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed on Schedule 3.5, or as contemplated herein, as of the date of this Agreement and as of the Closing, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

         3.6      Valid Issuance.

                  3.6.1 The Preferred Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, (ii) based in part upon the representations of such Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Articles of Amendment. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Preferred Shares in accordance with the terms of the Articles of Amendment, will be duly and validly issued, fully paid and nonassessable,

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free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company. The Issuable Securities are duly authorized and will be, upon the issuance thereof, duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company.

                  3.6.2 The Warrant is duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, and (ii) based in part upon the representations of such Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Warrant Shares are duly authorized and reserved for issuance and, upon exercise of the Warrant in accordance with the terms thereof, will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company.

         3.7 No Conflict with Other Instruments. Neither the Company nor any of its subsidiaries is in violation of any provisions of its Certificate of Incorporation, Bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. The (i) execution, delivery and performance of this Agreement, the Warrant and the other Transaction Documents, (ii) execution and filing of the Articles of Amendment, and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares) will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or, except as disclosed in the Memorandum, the triggering of any anti-dilution rights on the part of holders of the Company's securities.

         3.8      Financial Condition; Taxes; Litigation.

                  3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes resulting from the Paracel Online Acquisition or in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. Except as otherwise described in the Disclosure Documents or the Memorandum, as of the date hereof and as of the Closing there has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

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                  3.8.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

                  3.8.3 Except as set forth in Schedule 3.8.3, each of the Company and its subsidiaries is not the subject of any pending or, to the Company's knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental entity which could reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

                  3.8.4 Except as set forth in Schedule 3.8.4, there is no material claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

         3.9 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register for resale shares of its Common Stock on a registration statement on Form S-3 under the Securities Act.

         3.10 Acknowledgement of Dilution. The Company acknowledges that the issuance of (i) the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Articles of Amendment, (ii) the Warrant Shares upon exercise of the Warrants, and (iii) the Issuable Securities in accordance with the terms of the Articles of Amendment may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation
(x) to issue Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Articles of Amendment, (y) to issue Warrant Shares upon exercise of the Warrant and (z) to issue Issuable Securities in accordance with the terms of the Articles of Amendment is unconditional and absolute regardless of the effect of any such dilution.

         3.11 Intellectual Property. The Company and its subsidiaries own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any such

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



rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

         3.12 Registration Rights; Rights of Participation. Except as described on Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (B) no person or entity, including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any other Transaction Document which has not been waived.

         3.13 Trading on Nasdaq. The Common Stock is authorized for quotation on the Nasdaq National Market, and trading in the Common Stock on Nasdaq has not been suspended. The Company is not in violation of any designation criteria of the Nasdaq National Market, except for any violation that may occur as a result of the possible integration of shares of Common Stock that may be issued in connection with the Paracel Online Acquisition, and does not reasonably anticipate that the Common Stock will lose its designation as a National Market Security.

         3.14 Solicitation. Neither the Company nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Preferred Shares or the Warrants or (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Preferred Shares or the Warrants under the Securities Act.

         3.15 Fees. The Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby, other than the fee owed by the Company to Southcoast Capital Corporation.

         3.16 Foreign Corrupt Practices. To the knowledge of the Company, neither the Company, nor any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity,
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         3.17 Other Issuances of Securities. The Company has not issued (and will not issue) any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of

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



Common Stock which would be subject to NASD Rule 4460 (or any successor rule) and which would be integrated with the sale of the Preferred Shares to such Purchaser, or the issuance of the Conversion Shares upon conversion thereof, for purposes of determining whether shareholder approval is required under such Rule, except for the possible integration of shares of Common Stock that may be issued in connection with the Paracel Online Acquisition.

         3.18 Environmental Matters. Except as set forth in the Disclosure Documents or on Schedule 3.18 hereof:

                  3.18.1 During the period that the Company or any of its subsidiaries has leased or owned its properties or owned or operated any facilities, there have been no material disposals, releases or threatened releases of Hazardous Materials (as defined below) on, from or under such properties or facilities in violation of applicable law. The Company has no knowledge of any material disposals, releases or threatened releases of Hazardous Materials on, from or under any of such properties or facilities, which may have occurred prior to the Company or any such subsidiary having taken possession of any of such properties or facilities in violation of applicable law. For purposes of this Agreement, the terms "disposal," "release" and "threatened release" shall have the definitions assigned thereto by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as amended ("CERCLA"). For the purposes of this Section "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is or becomes prior to the Closing regulated under, or defined as a "hazardous substance," "pollutant," "contaminant," "toxic chemical," "hazardous material," "toxic substance," or "hazardous chemical" under (1) CERCLA; (2) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq.; (3) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; (4) the Toxic Substances Control Act, 15 U.S.C.
Section 2601 et seq.; (5) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.; (6) regulations promulgated under any of the above statutes; or (7) any applicable state or local statute, ordinance, rule or regulation that has a scope or purpose similar to those statutes identified above.

                  3.18.2 The Company or any of its subsidiaries has not received any notice of, nor, to the Company's knowledge, are any of the Company's or any such subsidiary's properties or facilities in violation of any federal, state or local law, ordinance, regulation or order relating to industrial hygiene or to the environmental conditions on, under or about such ground water condition. During the time that the Company or any of its subsidiaries has owned or leased its properties and facilities, neither the Company or any such subsidiaries nor, to the Company's knowledge, any third party, has used, generated, manufactured or stored on, under or about such properties or facilities or transported to or from such properties or facilities any Hazardous Materials in violation of applicable law.

                  3.18.3 During the time that the Company or any of its subsidiaries has owned or leased its properties and facilities, there has been no litigation brought or, to the Company's knowledge, threatened against the Company or any such subsidiary, or any settlement reached by the Company or any such subsidiary with, any party or parties alleging the presence, disposal, release or threatened release of any Hazardous Materials on, from or under any of such properties or facilities, in violation of applicable law.

                  3.18.4 During the period that the Company or any of its subsidiaries has owned or leased its properties and facilities, no Hazardous Materials have been transported from such properties or facilities to any site or facility now listed or proposed for listing on the National Priorities List, at 40 C.F.R. Part 300, or any list with a similar scope or purpose published by any state authority.

         3.19 Title. Except as set forth in Schedule 3.19, the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects, except for liens, claims or encumbrances as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         3.20 Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

4.       COVENANTS OF THE COMPANY.

         4.1 Corporate Existence. The Company shall, so long as any Purchaser or any affiliate of such Purchaser beneficially owns any Securities (but in no event longer than five (5) years from the Closing Date), maintain its corporate existence in good standing and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes or as to which the failure to pay could not reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company.

         4.2 Provision of Information. The Company shall provide each Purchaser with copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements and other materials sent to shareholders, in each such case promptly after the filing thereof with the Commission, until the conversion or redemption of all of the Preferred Shares and exercise of all of the Warrants held by such Purchaser.

         4.3 Form D; Blue-Sky Qualification. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing, take such action as is necessary to qualify the Preferred Shares and the Warrants for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to each Purchaser at or prior to the Closing.

         4.4 Reporting Status. As long as any Purchaser or any affiliate of such Purchaser beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and
(ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination (other than a termination resulting from the sale, conveyance or disposition of all or substantially all of the assets of the Company, the effectuation of a transaction or series of transactions, in which more than 50% of the voting power of the Company is disposed of, or the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the prior shareholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity). The Company agrees to file with the
Commission: (A) an amendment to its Form 8-K, which was filed with the Commission on June 12, 1997 in connection with the Paracel Online Acquisition, on or before the date required by the Exchange Act and (B) a Form 8-K describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, on or before the tenth (10th) day following the Closing Date, in each case in the form required by the Exchange Act.

         4.5 Shareholder Approval. The Company agrees to use all commercially reasonable efforts to obtain, at the next annual or special meeting of its shareholders which takes place subsequent to the Closing Date, or on such earlier date as may be required by the NASD in order to maintain the Company's designation as a Nasdaq National Market issuer, shareholder approval of the transactions contemplated by this Agreement and the other Transaction Documents, including without limitation the issuance and sale of the Preferred Shares and the reservation for issuance and the issuance of the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Articles of Amendment. The Company further agrees that it will hold such annual meeting of shareholders no later than June 30, 1998. If at any time prior to June 30, 1998, the number of shares of Common Stock issued upon conversion of the Preferred Shares equals or exceeds 15% of the outstanding shares of Common Stock on the Closing Date, the Company shall immediately notify the holders of Preferred Shares of such occurrence and shall take action as promptly as practicable thereafter (including, if necessary, seeking approval of its shareholders to authorize the issuance of the full number of shares of Common Stock which would be issuable upon the conversion of the Preferred Shares) to eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system (including, without limitation, NASD Rule 4460(i)) or other self-regulatory organization with jurisdiction over the Company or any of its securities or the Company's ability to issue shares of Common Stock.

         4.6 Reservation of Common Stock. The Company shall at all times have authorized and reserved for issuance, free from any preemptive rights, solely for the purpose of effecting conversions of the Preferred Shares hereunder and the exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and the exercise of the Warrants in full (the "Reserved Amount"). As of the Closing Date, the Reserved Amount shall be equal to no less than 175% of the number of shares of Common Stock issuable upon conversion of all of the Preferred Shares to be issued at the Closing and exercise of the Warrants in full. If at any time the Reserved Amount is less than 125% of the number of shares of Common Stock issuable upon conversion of all of the Preferred Shares then outstanding and exercise of the Warrants in full, the Company shall take action as soon as practicable thereafter (including seeking shareholder authorization for additional shares of Common Stock) to increase the Reserved Amount to no less than 175% of the number of shares of Common Stock into which such outstanding Preferred Shares are then convertible and such Warrants are exercisable. The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the holders of two-thirds of the Preferred Shares then outstanding.

         4.7 Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares and the Warrants as set forth in the Memorandum.

         4.8 Quotation on Nasdaq. The Company shall (i) promptly following the Closing, secure the designation and quotation of the Conversion Shares and the Warrant Shares on the Nasdaq National Market, (ii) prior to the issuance thereof, secure the designation and quotation of the Issuable Securities and
(iii) use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market or the New York Stock Exchange or other national securities exchange.

         4.9 Use of Purchaser Name. The Company shall not use, directly or indirectly, any Purchaser's name in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of such Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

         4.10 Right of First Offer. The Company agrees that it will not, during the period beginning on the Closing Date and ending on the 365th day thereafter, issue or agree to issue any equity securities of the Company (or securities convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company) in a non-public transaction unless it shall have first delivered to each original Purchaser at least (5) business days prior to the closing of such issuance written notice describing the proposed issuance, including the terms and conditions thereof, and providing such Purchaser with an option during the five (5) business day period following delivery of such notice to purchase up to its proportionate share (based on the number of Preferred Shares purchased by such Purchaser hereunder relative to the number of Preferred Shares purchased by the other Purchasers hereunder) of the securities being offered on the same terms as contemplated by such issuance (a "Right of First Offer"). A Right of First Offer shall not apply to (i) any transaction involving issuances of securities as consideration for a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture which is formed for a bona fide commercial purpose, (ii) the issuance or exercise of options, warrants or other convertible securities to or by employees, consultants or directors of the Company, or (iii) the exercise of any outstanding warrants, options or convertible securities.

         4.11 Company's Instructions to Transfer Agent. On or prior to the Closing, the Company shall execute and deliver irrevocable instructions to its transfer agent (the "Transfer Agent") (i) to issue certificates representing Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Articles of Amendment and receipt of a valid Conversion Notice (as defined in the Articles of Amendment) from a Purchaser, in the amount specified in such Conversion Notice in the name of such Purchaser or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrant in accordance with the its terms upon receipt of a valid Exercise Notice (as defined in the Warrant) from a Purchaser, in the amount specified in such Exercise Notice in the name of such Purchaser or its nominee, (iii) to issue certificates representing the Issuable Securities upon the issuance thereof in accordance with the Articles of Amendment and (iv) to deliver such certificates to such Purchaser no later than the close of business on the later to occur of
(A) the third (3rd) business day following the related Conversion Date (as defined in the Articles of Amendment) or the Exercise Date (as defined in the Warrant), as the case may be, (B) the first business day following delivery of the original certificates, duly endorsed, representing the Series C Preferred Shares being converted or the Warrant being exercised, as the case may be, if such delivery is effected at or prior to 2:00 p.m., Arizona time, and (C) the second business day following delivery of such original certificates or Warrant if such delivery is effected after 2:00 p.m., Arizona time. Delivery of certificates representing Issuable Securities shall be made in the manner and at the times specified in the Articles of Amendment. As long as purchases and sales of shares of Common Stock are eligible for settlement at the Depository Trust Company ("DTC"), the Company shall instruct the transfer agent that, in lieu of delivering physical certificates to a Purchaser upon conversion of the Preferred Shares, exercise of the Warrant, or issuance of the Issuable Securities, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Purchaser or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Purchaser's right to convert the Preferred Shares or exercise the Warrant or to receive Conversion Shares or Issuable Securities in accordance with the terms of the Articles of Amendment or to receive Warrant Shares in accordance with the terms of the Warrant. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Transfer Agent shall continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and agrees to be bound by the terms hereof.

         4.12 Debt Covenant. The Company shall refrain, during the twelve month period following the Closing Date, from incurring, assuming or guaranteeing any indebtedness in excess of ten million dollars ($10,000,000), individually or in the aggregate, without the prior written consent of the holders of two-thirds (2/3) of the Preferred Shares then outstanding.

         4.13 Environmental Covenant. In connection with any acquisition by the Company or any of its subsidiaries of the assets or stock of any entity whereby the Company or such subsidiary acquires an ownership interest in the properties or facilities of such entity, the Company will, prior to the closing of any such acquisition, perform such tests as are mandated by applicable law or necessary to determine whether, and hereby represents that, upon the effectiveness of such acquisition, the Company or such subsidiary will be in compliance with the representations made in subparagraphs 3.18.1 - 3.18.4 above.

         4.14 Capital Raising Limitations. The Company will not, during the six
(6) month period following the effective date of the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement, issue any (a) security which is convertible into, or exercisable or exchangeable for, a variable number of shares of Common Stock which is based on the market price of the Common Stock or (b) Common Stock (or any security convertible into, or exercisable or exchangeable for, Common Stock) at an effective price per share of Common Stock (after giving effect to the purchase price paid for the security and, if applicable, the additional purchase price to be paid upon the exercise, conversion or exchange of such security) which is less than ninety percent (90%) of the closing price of the Common Stock on the Trading Day immediately preceding the issuance of such Common Stock (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations"). The Capital Raising Limitations shall not apply to any transaction involving issuances of securities as consideration in a merger, consolidation, acquisition or sale of assets (in each case, the primary purpose of which is not to raise equity capital) or pursuant to a strategic partnership or joint venture which is formed for a bona fide commercial purpose, or as consideration for the acquisition of a business, product or license by the Company or in connection with the exercise of options by employees, directors or consultants. The Capital Raising Limitations also shall not apply to (i) the issuance of Common Stock in a transaction referred to in clause (b) above pursuant to a public offering (other than an offering conducted pursuant to Rule 415 under the Securities Act), (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants.

5. COVENANTS OF EACH PURCHASER. Each Purchaser hereby covenants and agrees with the Company that:

         5.1 Short Sales. Except as otherwise provided herein, such Purchaser will not maintain at the time of Closing, nor will it create or maintain at any time following the Closing until the earlier to occur of (a) the date which is five (5) years from the Closing Date and (b) the first date on which such Purchaser no longer owns any Securities, a "short position" in the Common Stock; provided, however, that any Purchaser which, immediately prior to the Closing, holds (A) shares of the Company's Series A or Series B Preferred Stock, (B) warrants to purchase shares of the Common Stock or (C) Common Stock issued pursuant to conversion of such Series A or Series B Preferred Stock or exercise of such warrants (the "Existing Securities") may create or maintain a short position in the Common Stock up to the number of shares of Common Stock represented by such Purchaser's Existing Securities (assuming the full conversion or exercise of any such Existing Securities that are convertible or exercisable into Common Stock); provided further, that any such Purchaser will not create any short position with respect to shares of Common Stock represented by such Existing Securities on or after the date of this Agreement and prior to the date that is 180 days from the date of this Agreement unless such position is created at a price for the Common Stock of at least $11.00 per share. For purposes hereof, a "short position" shall be deemed to have been maintained or created by a Purchaser if such Purchaser (i) enters into a "short sale" (as such term is defined in Rule 3b-3 under the Exchange Act), (ii) purchases a put option to sell shares of Common Stock or (iii) enters into a derivative or other similar transaction whereby the Purchaser will be compensated in the event of a decline in the price of the Common Stock; provided, however, that such term shall not include any short sales effected as a result of the Company's failure to deliver Conversion Shares, Issuable Securities or Warrant Shares, as the case may be, in accordance with the terms of the Articles of Amendment or Warrant, respectively.

         5.2 Selling Restrictions. Such Purchaser will not sell more than the Maximum Amount (as defined below) of Conversion Shares, Warrant Shares or Issuable Securities on any business day occurring during the period beginning on the Closing Date and ending on the earlier to occur of (a) the date which is five (5) years from the Closing Date and (b) the first date on which such Purchaser no longer owns any Securities. The "Maximum Amount" shall mean the greater of (i) 30,000 shares, (ii) 15% of the average daily trading volume of the Common Stock over the five (5) Trading Days immediately preceding (but not including) such business day or (iii) 15% of the trading volume of the Common Stock on such business day. For purposes hereof, "trading volume" shall include all trades reported to the National Association of Securities Dealers, Inc. or otherwise to a "consolidated system" as that term is defined in the Exchange Act and "Trading Day" shall mean any day on which the Common Stock is traded for any period on the Nasdaq National Market or on the principal securities exchange or market on which the Common Stock is then traded. The (A) sale or exchange of shares of Common Stock by a Purchaser to a person or entity which has commenced a bona fide tender or exchange offer for the Common Stock, as long as such person or entity is not affiliated with, or acting in concert with or at the direction of, such Purchaser or (B) exchange of such shares in connection with a merger or similar transaction, shall not be deemed to be a sale subject to the restrictions contained in this paragraph 5.2 as long as such sale or exchange is made pursuant to the terms of such tender offer, exchange offer, merger or transaction.

         5.3 Exceptions for Optional or Mandatory Redemption. In the event that, pursuant to the terms of the Articles of Amendment, the Company has the right to effect an Optional Redemption (as defined in the Articles of Amendment) of the Preferred Shares, each Purchaser may create, solely during the period in which the Company has such right, and thereafter may maintain a short position with respect to, up to the number of shares of Common Stock that is issuable upon conversion of the maximum number of Preferred Shares held by such Purchaser that are potentially subject to such Optional Redemption, without regard to the limitations described in paragraph 5.1; provided, however, that a Purchaser may not create a short position hereunder to the extent that such short position, when added to any short position that may then be maintained by such Purchaser pursuant to this paragraph 5.3, exceeds such number of shares of Common Stock. If the Company delivers an Optional Redemption Notice (as defined in the Articles of Amendment) in accordance with the terms of the Articles of Amendment, each Purchaser may sell up to the number of shares of Common Stock that is issuable upon conversion of the number of Preferred Shares held by such Purchaser and subject to such Optional Redemption Notice without regard to the limitations described in paragraph 5.2 above. At any time that, (A) pursuant to the terms of the Articles of

Amendment, the Purchasers are entitled to exercise their right to effect a Mandatory Redemption (as defined in the Articles of Amendment) or (B) the Common Stock ceases to be quoted on the Nasdaq National Market and, immediately thereafter, the Common Stock is not listed on either the New York Stock Exchange or the American Stock Exchange, the restrictions contained in this Section 5 shall not apply to the shares of Common Stock issued or issuable with respect to the Preferred Shares.

         5.4 Purchaser Defined. For purposes of this Section 5, the term "Purchaser" shall include any affiliate or any person acting at the direction of or in concert with such Purchaser. Notwithstanding the foregoing, the limitations described in this Section 5 shall not apply to sales made or short positions maintained by a registered broker-dealer that is affiliated with a Purchaser (or by an affiliate of such broker-dealer), which sales result from
(x) bona fide customer orders or (y) proprietary trading effected by trading desk personnel of such broker-dealer (or such affiliate) who are not acting at the direction of or in concert with such Purchaser.

6.  CONDITIONS TO CLOSING.

         6.1 Conditions to Purchaser's Obligations at Closing. Each Purchaser's obligations at the Closing, including without limitation its obligation to purchase the Preferred Shares and the Warrant, are conditioned upon the fulfillment of each of the following events:

                  6.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on such date;

                  6.1.2 the Company shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

                  6.1.3 the other Purchasers shall have purchased at the Closing the aggregate number of Preferred Shares and Warrants such that, when added to the Preferred Shares and Warrant to be purchased by such Purchaser hereunder, the Aggregate Purchase Price therefor shall be equal to at least nineteen million, two hundred thousand dollars ($19,200,000); provided, that, if a Purchaser fails to Purchase all or any portion of the Preferred Shares and Warrant to be purchased by it hereunder, the other Purchasers shall have the option, but not the obligation, to purchase such Preferred Shares and Warrant on a pro rata basis;

                  6.1.4 the Company shall have delivered to such Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in paragraphs 6.1.1 and 6.1.2 above have been fulfilled as of the Closing;

                  6.1.5 the Company shall have filed the Articles of Amendment with the Secretary of State of the State of Indiana and shall have furnished such Purchaser with a file-stamped copy thereof;

                  6.1.6 each of the executive officers of the Company who own shares of Common Stock shall have executed and delivered the letter agreement attached hereto as
                           Exhibit 6.1.6 regarding such person's agreement to vote the shares of Common Stock held by such person in favor of the approval of shareholders described in subparagraph 4.5 above;

                  6.1.7 the Company shall have delivered to such Purchaser an opinion of counsel for the Company, dated as of the Closing Date, in form and substance reasonably acceptable to the parties;

                  6.1.8 the Company shall have executed and delivered the Registration Rights Agreement;

                  6.1.9 the Common Stock shall be designated for quotation and actively traded on the Nasdaq National Market;

                  6.1.10 there shall have been no material adverse changes in the Company's consolidated business or financial condition since the date of the Company's most recent audited financial statements contained in the Disclosure Documents; and

                  6.1.11 the Company shall have authorized and reserved for issuance 175% of the aggregate number of shares of Common Stock issuable upon (i) conversion of all of the Preferred Shares to be issued at the Closing and
                           (ii) exercise of the Warrants in full.

         6.2 Conditions to Company's Obligations at Closing. The Company's obligations at the Closing are conditioned upon the fulfillment of each of the following events:

                  6.2.1 the representations and warranties of each Purchaser shall be true and correct in all material respects as of the Closing Date as if made on such date; and

                  6.2.2 each Purchaser shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Purchaser on or before the Closing.

7.       INDEMNIFICATION.

         The Company agrees to indemnify and hold harmless each Purchaser and its officers, directors, employees and agents, and each person who controls such Purchaser within the meaning of the Securities Act or the Exchange Act (each, a "Purchaser Indemnified Party") against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) as incurred, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed, arising out of or in connection with the breach by the Company of any of its representations, warranties or covenants made herein.

         Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its officers, directors, employees and agents, and each person who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a "Company Indemnified Party") (a Purchaser Indemnified Party and a Company Indemnified Party are each hereinafter referred to as an "Indemnified Party") against any losses, claims, damages, liabilities or expenses (including the fees and disbursements of counsel) as incurred, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed, arising out of or in connection with the breach by such Purchaser of any of its representations, warranties or covenants made herein.

         Promptly after receipt by an Indemnified Party of notice of the commencement of any action by a third party pursuant to which indemnification may be sought hereunder, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the "Indemnifying Party"), deliver to the Indemnifying Party a written notice of the commencement thereof and the Indemnifying Party shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnifying Party, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interest under applicable standards of professional conduct between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action will not relieve the Indemnifying Party of any of its obligations hereunder with respect to such action except to the extent such failure is prejudicial to the Indemnifying Party's ability to defend any such action.

         No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of pending or threatened action in respect of which an Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action. An Indemnifying Party will not be liable for any settlement of any action or claim effected without its written consent.

         Nothing contained herein shall be deemed to entitle any party to punitive damages.

8.       MISCELLANEOUS.

                  8.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

                  8.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights hereunder, in connection with any private sale or transfer of the Preferred Shares or the Warrant in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto; provided, however, that in no event shall a Purchaser have the right to assign its rights under paragraph 4.10 hereof.

                  8.3 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                   8.4 No Reliance; Representations by Purchasers. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party. Each Purchaser acknowledges that it can bear the economic risk of the purchase of the Preferred Shares and related Warrant, including the total loss of such Purchaser's investment. Each Purchaser represents and warrants that the information provided to the Company by such Purchaser in a Confidential Purchaser Questionnaire is accurate and complete as of the Closing Date.

                  8.5 Injunctive Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

                  8.6 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  8.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  8.8 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  8.9 Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                  If to the Company:

                  WavePhore, Inc.
                  3311 N. 44th Street
                  Phoenix, Arizona 85018
                  Attn: David E. Deeds (with a copy to the General Counsel)
                  Fax:  602-952-5517

and if to any Purchaser, to such address for such Purchaser as shall appear on the signature page hereof executed by such Purchaser, or as shall be designated by such Purchaser in writing to the Company.

                  8.10 Expenses. Except as otherwise specified herein, the Company and each Purchaser shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided that the Company shall reimburse the Purchasers for their reasonable out-of-pocket expenses, including legal expenses, not to exceed fifty-five thousand dollars ($55,000), in the aggregate, at Closing.

                  8.11 Entire Agreement; Amendments. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought; provided, however, that no amendment or modification to paragraph 5.1 or
5.2 hereof may be made except pursuant to a written instrument executed by the Company and each of the holders of Preferred Shares then outstanding. No such amendment shall be effective to the extent that, by its terms, it applies to less than all of the holders of Preferred Shares then outstanding.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WAVEPHORE, INC.


By:
    __________________________
    Name: Glenn Williamson
    Title: EVP & COO



PURCHASER NAME:  ______________________________


By: _________________________
    Name:
    Title:


ADDRESS:

         _______________________________

         _______________________________

         Tel: ___________________________

         Fax: ___________________________


Number of Shares of Series C Preferred Stock to be Purchased: _______________


Number of Shares of Common Stock to be

Represented by the Warrant to be Purchased: _______________